UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 23, 2018

GLOBAL PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-32593	74-3140887
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 9161

800 South Street

Waltham, Massachusetts 02454-9161

(Address of Principal Executive Offices)

(781) 894-8800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 23, 2018, Global GP LLC (the “General Partner”), the general partner of Global Partners LP (the “Partnership”), entered into either an amended and restated employment agreement or a new employment agreement effective as of January 1, 2018 with each of: (i) Andrew P. Slifka (the “A. Slifka Agreement”), (ii) Daphne H. Foster (the “Foster Agreement”), (iii) Mark Romaine (the “Romaine Agreement”), and (iv) Edward J. Faneuil (the “Faneuil Agreement”).

Amended and Restated Employment Agreement — Andrew P. Slifka

The A. Slifka Agreement supersedes and replaces Mr. Andrew Slifka’s employment agreement with the General Partner dated January 22, 2015.  Pursuant to the A. Slifka Agreement, Mr. Andrew Slifka will remain the Executive Vice President of the General Partner and President of the Partnership’s Gasoline Distribution and Station Operations Division.  He will report to the Chief Executive Officer and President of the General Partner.

The A. Slifka Agreement may be terminated at any time by either party with proper notice.  Unless earlier terminated, the A. Slifka Agreement has an initial term ending on December 31, 2018, with an automatic renewal for 12 months commencing January 1, 2019, provided that neither party has given 90-day notice of non-renewal.  The A. Slifka Agreement includes a confidentiality provision, which generally will continue for two years following Mr. Andrew Slifka’s termination of employment, and is subject to the non-competition and non-solicitation provisions included in Annex I to the A. Slifka Agreement, which will continue for one year following Mr. Andrew Slifka’s termination of employment.

The A. Slifka Agreement provides for an annual base salary of $425,000.  In addition, Mr. Andrew Slifka is eligible to receive cash bonuses and incentive compensation awards pursuant to the General Partner’s executive compensation plans and programs, and may participate in the General Partner’s health insurance, 401(k) and such other benefit plans and programs as the General Partner may provide for its executives in general.

Upon termination of Mr. Andrew Slifka’s employment for any reason, he shall be paid (i) all amounts of his base salary due and owing up through the date of termination, (ii) any earned but unpaid bonus, (iii) all reimbursements of expenses appropriately and timely submitted, and (iv) any and all other amounts, including vacation pay, that may be due to him as of the date of termination (the “Accrued Obligations”). In the event the A. Slifka Agreement is not renewed by the General Partner and he does not continue to serve as the General Partner’s Executive Vice President and President of the Partnership’s Gasoline Distribution and Station Operations Division following the expiration of the A. Slifka Agreement, he shall be paid the Accrued Obligations plus a lump sum payment equal to 200% of his then base salary.

If Mr. Andrew Slifka’s employment is terminated by death or “Disability” (as defined in the A. Slifka Agreement), he (or his estate) will be paid or receive (i) the Accrued Obligations, (ii) a lump sum payment equal to 200% of his then base salary, (iii) an amount equal to 200% of the target incentive amount under the then applicable short-term incentive plan, (iv) acceleration of vesting of his cash or equity interests in long-term incentive plans, and (v) group health and similar insurance premiums on behalf of him and his spouse and dependents for 24 months following the date of termination.

If Mr. Andrew Slifka’s employment is terminated by the General Partner without “Cause” or by Mr. Andrew Slifka for reasons constituting “Constructive Termination,” each as defined in the A. Slifka Agreement, he shall be paid (i) the Accrued Obligations, (ii) a lump sum payment equal to 200% of his then base salary, (iii) an amount equal to 200% of target incentive amount under the then applicable short-term incentive plan, (iv) acceleration of vesting of his cash and equity interests in long-term incentive plans, (v) group health and similar insurance premiums on behalf of his spouse and dependents for 24 months following the date of termination, and (vi) a potential gross-up payment in the event that any of the payments described above result in taxes being imposed on Mr. Andrew Slifka pursuant to Section 4999 of the Internal Revenue Code of 1986, as amended.  If Mr. Andrew Slifka’s employment is terminated by the General Partner without Cause or Mr. Andrew Slifka terminates his employment for Constructive Termination, at any time within three (3) months before a Change in Control and twelve (12) months following a Change of Control, then, in addition to the foregoing severance compensation and benefits, Mr. Andrew Slifka shall receive 100% accelerated vesting on any and all outstanding Partnership options, restricted units, phantom units, unit appreciation rights and other similar rights (under the LTIP or otherwise) held by Mr. Andrew Slifka as in effect on the date of termination, such accelerated vesting to occur on the later of (i) the date of termination, or (ii) the date of the Change of Control.

Short-Term Cash Incentive Plan

Mr. Andrew Slifka shall be eligible to receive an incentive award for 2018 under the 2018 Short-Term Cash Incentive Plan (the “STIP”).  The STIP design provides that 50% of the cash incentive amount, if any, earned under is determined based upon the achievement of financial metrics established by the General Partner’s Compensation Committee (the “Compensation Committee”), and 50% of the cash incentive amount, if any, is discretionary, as determined by the Compensation Committee.  Mr. Andrew Slifka’s STIP target is 100% of his base salary and the maximum amount that he could receive under the STIP is 200% of his base salary.

During the first calendar quarter of 2019, the Compensation Committee shall establish (i) threshold financial metrics required to be met for any cash incentive amount to be awarded under the 2019 STIP in respect of the 2019 fiscal year, and (ii) a discretionary cash component for the amount of cash incentive (if any) that will be awarded under the 2019 STIP. The terms of the 2019 STIP shall be mutually agreed upon by the parties in order for the A. Slifka Agreement to renew.

Long-Term Incentive Plan

Pursuant to the A. Slifka Agreement, Mr. Andrew Slifka is eligible to participate in the General Partner’s long-term incentive plan.  The Compensation Committee shall determine whether and in what amounts to grant Mr. Andrew Slifka cash awards, performance-restricted units, phantom units or some functional equivalent of the Partnership, and shall establish the terms and conditions of such grants, including the timing of the grants, the vesting periods, if any, and any applicable milestones.

The foregoing description of the A. Slifka Agreement does not purport to be complete and is qualified in its entirety by reference to the A. Slifka Agreement.  A copy of the A. Slifka Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Employment Agreement — Daphne H. Foster

The Foster Agreement supersedes and replaces Ms. Foster’s employment agreement with the General Partner dated November 1, 2015.  Pursuant to the Foster Agreement, Ms. Foster will remain the Chief Financial Officer of the General Partner and the Partnership.  She will report to the Chief Executive Officer and President of the General Partner.

The Foster Agreement may be terminated at any time by either party with proper notice.  Unless earlier terminated, the Foster Agreement has an initial term ending on December 31, 2018 (the “Foster Initial Term”).  In the event that the Foster Agreement is renewed for one or more additional periods, each of the Foster Initial Term and any renewal periods under the Foster Agreement is referred to as the “Term.” The Foster Agreement includes a non-competition provision and a non-solicitation provision which each will continue for one year following Ms. Foster’s termination of employment and a confidentiality provision which will continue for two years following Ms. Foster’s termination of employment.

The Foster Agreement provides for an annual base salary of $450,000.  In addition, Ms. Foster is eligible to receive cash bonuses and incentive compensation awards pursuant to the General Partner’s executive compensation plans and programs, and may participate in the General Partner’s health insurance, 401(k) and such other benefit plans and programs as the General Partner may provide for its executives in general.

Upon termination of Ms. Foster’s employment for any reason, she shall be paid (i) all amounts of her base salary due and owing up through the date of termination, (ii) any earned but unpaid bonus, (iii) all reimbursements of expenses appropriately and timely submitted, and (iv) any and all other amounts, including vacation pay, that may be due to her as of the date of termination (the “Accrued Obligations”).

If Ms. Foster’s employment is terminated by death or “Disability” (as defined in the Foster Agreement), she (or her estate) will be paid or receive (i) the Accrued Obligations, (ii) a lump sum payment equal to 200% of her then base salary, (iii) an amount equal to 200% of the target incentive amount under the then applicable short-term incentive plan, (iv) acceleration of vesting of her cash or equity interests in long-term incentive plans, and (v) group health and similar insurance premiums on behalf of her and her spouse and dependents for 18 months following the date of termination.

If Ms. Foster’s employment is terminated by the General Partner without “Cause” or by Ms. Foster for reasons constituting “Constructive Termination,” each as defined in the Foster Agreement, she shall be paid (i) the Accrued Obligations, (ii) a lump sum payment equal to 200% of her then base salary, (iii) an amount equal to 200% of target incentive amount under the then applicable short-term incentive plan, (iv) acceleration of vesting of her cash and equity interests in long-term incentive plans, (v) group health and similar insurance premiums on behalf of her spouse and dependents for 18 months following the date of termination, and (vi) a potential gross-up payment in the event that any of the payments described above result in taxes being imposed on Ms. Foster’s pursuant to Section 4999 of the Internal Revenue Code of 1986, as amended.  If Ms. Foster’s employment is terminated by the General Partner without Cause or Ms. Foster terminates her employment for Constructive Termination, at any time within three (3) months before a Change in Control and twelve (12) months following a Change of Control, then, in addition to the foregoing severance compensation and benefits, Ms. Foster shall receive 100% accelerated vesting on any and all outstanding Partnership options, restricted units, phantom units, unit appreciation rights and other similar rights (under the LTIP or otherwise) held by Ms. Foster as in effect on the date of termination, such accelerated vesting to occur on the later of (i) the date of termination, or (ii) the date of the Change of Control.

Short-Term Cash Incentive Plan

Ms. Foster shall be eligible to receive an incentive award for 2018 under the 2018 STIP.  The STIP design provides that 50% of the cash incentive amount, if any, earned is determined based upon the achievement of financial metrics established by the Compensation Committee and 50% of the cash incentive amount, if any, is discretionary, as determined by the Compensation Committee.  Ms. Foster’s STIP target is 100% of her base salary and the maximum amount that she could receive under the STIP is 200% of her base salary.

Long-Term Incentive Plan

Pursuant to the Foster Agreement, Ms. Foster is eligible to participate in the General Partner’s long-term incentive plan.  The Compensation Committee shall determine whether and in what amounts to grant Ms. Foster cash awards, performance-restricted units, phantom units or some functional equivalent of the Partnership, and shall establish the terms and conditions of such grants, including the timing of the grants, the vesting periods, if any, and any applicable milestones.

The foregoing description of the Foster Agreement does not purport to be complete and is qualified in its entirety by reference to the Foster Agreement.  A copy of the Foster Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Employment Agreement — Mark Romaine

The Romaine Agreement supersedes and replaces Mr. Romaine’s employment agreement with the General Partner dated November 1, 2015.  Pursuant to the Romaine Agreement, Mr. Romaine will remain the Chief Operating Officer of the General Partner and the Partnership.  He will report to the Chief Executive Officer and President of the General Partner.

The Romaine Agreement may be terminated at any time by either party with proper notice.  Unless earlier terminated, the Romaine Agreement has an initial term ending on December 31, 2018 (the “Romaine Initial Term”).  In the event that the Romaine Agreement is renewed for one or more additional periods, each of the Romaine Initial Term and any renewal periods under the Romaine Agreement is referred to as the “Term.” The Romaine Agreement includes a non-competition provision and a non-solicitation provision which each will continue for one year following Mr. Romaine’s termination of employment and a confidentiality provision which will continue for two years following Mr. Romaine’s termination of employment.

The Romaine Agreement provides for an annual base salary of $500,000.  In addition, Mr. Romaine is eligible to receive cash bonuses and incentive compensation awards pursuant to the General Partner’s executive compensation plans and programs, and may participate in the General Partner’s health insurance, 401(k) and such other benefit plans and programs as the General Partner may provide for its executives in general.

Upon termination of Mr. Romaine’s employment for any reason, he shall be paid (i) all amounts of his base salary due and owing up through the date of termination, (ii) any earned but unpaid bonus, (iii) all reimbursements of expenses appropriately and timely submitted, and (iv) any and all other amounts, including vacation pay, that may be due to him as of the date of termination (the “Accrued Obligations”).

If Mr. Romaine’s employment is terminated by death or “Disability” (as defined in the Romaine Agreement), he (or his estate) will be paid or receive (i) the Accrued Obligations, (ii) a lump sum payment equal to 200% of his then base salary, (iii) an amount equal to 200% of the target incentive amount under the then applicable short-term incentive plan, (iv) acceleration of vesting of his cash or equity interests in long-term incentive plans, and (v) group health and similar insurance premiums on behalf of him and his spouse and dependents for 18 months following the date of termination.

If Mr. Romaine’s employment is terminated by the General Partner without “Cause” or by Mr. Romaine for reasons constituting “Constructive Termination,” each as defined in the Romaine Agreement, he shall be paid (i) the Accrued Obligations, (ii) a lump sum payment equal to 200% of his then base salary, (iii) an amount equal to 200% of target incentive amount under the then applicable short-term incentive plan, (iv) acceleration of vesting of his cash and equity interests in long-term incentive plans, (v) group health and similar insurance premiums on behalf of his spouse and dependents for 18 months following the date of termination, and (vi) a potential gross-up payment in the event that any of the payments described above result in taxes being imposed on Mr. Romaine’s pursuant to Section 4999 of the Internal Revenue Code of 1986, as amended.  If Mr. Romaine’s employment is terminated by the General Partner without Cause or Mr. Romaine terminates his employment for Constructive Termination, at any time within three (3) months before a Change in Control and twelve (12) months following a Change of Control, then, in addition to the foregoing severance compensation and benefits, Mr. Romaine shall receive 100% accelerated vesting on any and all outstanding Partnership options, restricted units, phantom units, unit appreciation rights and other similar rights (under the LTIP or otherwise) held by Mr. Romaine as in effect on the date of termination, such accelerated vesting to occur on the later of (i) the date of termination, or (ii) the date of the Change of Control.

Short-Term Cash Incentive Plan

Mr. Romaine shall be eligible to receive an incentive award for 2018 under the 2018 STIP.  The STIP design provides that 50% of the cash incentive amount, if any, earned is determined based upon the achievement of financial metrics established by the Compensation Committee and 50% of the cash incentive amount, if any, is discretionary, as determined by the Compensation Committee.  Mr. Romaine’s STIP target is 100% of his base salary and the maximum amount that he could receive under the STIP is 200% of his base salary.

Long-Term Incentive Plan

Pursuant to the Romaine Agreement, Mr. Romaine is eligible to participate in the General Partner’s long-term incentive plan.  The Compensation Committee shall determine whether and in what amounts to grant Mr. Romaine cash awards, performance-restricted units, phantom units or some functional equivalent of the Partnership, and shall establish the terms and conditions of such grants, including the timing of the grants, the vesting periods, if any, and any applicable milestones.

The foregoing description of the Romaine Agreement does not purport to be complete and is qualified in its entirety by reference to the Romaine Agreement.  A copy of the Romaine Agreement is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Employment Agreement — Edward J. Faneuil

The Faneuil Agreement supersedes and replaces Mr. Faneuil’s employment agreement with the General Partner dated December 31, 2014.  Pursuant to the Faneuil Agreement, Mr. Faneuil will remain the Executive Vice President and General Counsel of the General Partner and the Partnership.  He will report to the Chief Executive Officer and President of the General Partner.

The Faneuil Agreement may be terminated at any time by either party with proper notice.  Unless earlier terminated, the Faneuil Agreement has an initial term ending on December 31, 2018 (the “Initial Term”).  In the event that the Faneuil Agreement is renewed for one or more additional periods, each of the Initial Term and any renewal periods under the Faneuil Agreement is referred to as the “Term.” The Faneuil Agreement includes a non-competition provision and a non-solicitation provision which each will continue for one year following Mr. Faneuil’s termination of employment and a confidentiality provision which will continue for two years following Mr. Faneuil’s termination of employment.

The Faneuil Agreement provides for an annual base salary of $450,000.  In addition, Mr. Faneuil is eligible to receive cash bonuses and incentive compensation awards pursuant to the General Partner’s executive compensation plans and programs, and may participate in the General Partner’s health insurance, 401(k) and such other benefit plans and programs as the General Partner may provide for its executives in general.

Upon termination of Mr. Faneuil’s employment for any reason, he shall be paid (i) all amounts of his base salary due and owing up through the date of termination, (ii) any earned but unpaid bonus, (iii) all reimbursements of expenses appropriately and timely submitted, and (iv) any and all other amounts, including vacation pay, that may be due to him as of the date of termination (the “Accrued Obligations”).

If Mr. Faneuil’s employment is terminated by death or “Disability” (as defined in the Faneuil Agreement), he (or his estate) will be paid or receive (i) the Accrued Obligations, (ii) a lump sum payment equal to 200% of his then base salary, (iii) an amount equal to 200% of the target incentive amount under the then applicable short-term incentive plan, (iv) acceleration of vesting of his cash or equity interests in long-term incentive plans, and (v) group health and similar insurance premiums on behalf of him and his spouse and dependents for 18 months following the date of termination.

If Mr. Faneuil’s employment is terminated by the General Partner without “Cause” or by Mr. Faneuil for reasons constituting “Constructive Termination,” each as defined in the Faneuil Agreement, he shall be paid (i) the Accrued Obligations, (ii) a lump sum payment equal to 200% of his then base salary, (iii) an amount equal to 200% of target incentive amount under the then applicable short-term incentive plan, (iv) acceleration of vesting of his cash and equity interests in long-term incentive plans, (v) group health and similar insurance premiums on behalf of his spouse and dependents for 18 months following the date of termination, and (vi) a potential gross-up payment in the event that any of the payments described above result in taxes being imposed on Mr. Faneuil’s pursuant to Section 4999 of the Internal Revenue Code of 1986, as amended.  If Mr. Faneuil’s employment is terminated by the General Partner without Cause or Mr. Faneuil terminates his employment for Constructive Termination, at any time within three (3) months before a Change in Control and twelve (12) months following a Change of Control, then, in addition to the foregoing severance compensation and benefits, Mr. Faneuil shall receive 100% accelerated vesting on any and all outstanding Partnership options, restricted units, phantom units, unit appreciation rights and other similar rights (under the LTIP or otherwise) held by Mr. Faneuil as in effect on the date of termination, such accelerated vesting to occur on the later of (i) the date of termination, or (ii) the date of the Change of Control.

Short-Term Cash Incentive Plan

Mr. Faneuil shall be eligible to receive an incentive award for 2018 under the 2018 STIP.  The STIP design provides that 50% of the cash incentive amount, if any, earned is determined based upon the achievement of financial metrics established by the Compensation Committee and 50% of the cash incentive amount, if any, is discretionary, as determined by the Compensation Committee.  Mr. Faneuil’s STIP target is 100% of his base salary and the maximum amount that he could receive under the STIP is 200% of his base salary.

Long-Term Incentive Plan

Pursuant to the Faneuil Agreement, Mr. Faneuil is eligible to participate in the General Partner’s long-term incentive plan.  The Compensation Committee shall determine whether and in what amounts to grant Mr. Faneuil cash awards, performance-restricted units, phantom units or some functional equivalent of the Partnership, and shall establish the terms and conditions of such grants, including the timing of the grants, the vesting periods, if any, and any applicable milestones.

The foregoing description of the Faneuil Agreement does not purport to be complete and is qualified in its entirety by reference to the Faneuil Agreement.  A copy of the Faneuil Agreement is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

Item 9.01.          Financial Statements and Exhibits

(d)	Exhibit

10.1*	Amended and Restated Employment Agreement effective as of January 1, 2018, by and between Global GP LLC and Andrew P. Slifka
10.2*	Employment Agreement effective as of January 1, 2018, by and between Global GP LLC and Daphne H. Foster
10.3*	Employment Agreement effective as of January 1, 2018, by and between Global GP LLC and Mark Romaine
10.4*	Employment Agreement effective as of January 1, 2018, by and between Global GP LLC and Edward J. Faneuil

*  Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLOBAL PARTNERS LP
	By:	Global GP LLC,
its general partner

Dated: April 23, 2018		By:	/s/ Edward J. Faneuil
Executive Vice President,
General Counsel and Secretary